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                                                                    EXHIBIT 21.1

                           SUBSIDIARIES OF REGISTRANT

      WALSAFE (CA) QRS 11-1, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME WALSAFE (CA) QRS 11-1, INC.

      QRS 11-2 (AR), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF ARKANSAS AND DOING BUSINESS UNDER THE NAME QRS 11-2 (AR), INC.

      QRS 11-3 (MD), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND AND DOING BUSINESS UNDER THE NAME ORS 11-3 (MD), INC.

      QRS 11-5 (TX), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS AND DOING BUSINESS UNDER THE NAME OF QRS II -5 (TX), INC.

      PLANO (TX) ORS 11-7, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS AND DOING BUSINESS UNDER THE NAME PLANO (TX) QRS 11-7, INC.

      NEOSERV (CO) ORS 11-8, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO AND DOING BUSINESS UNDER THE NAME NEOSERV (CO) QRS 11-8, INC.

      BELMET (IL) ORS 11-9, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS AND DOING BUSINESS UNDER THE NAME BELMET (IL) QRS 11-9, INC.

      BVS (NY) QRS 11-10, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK AND DOING BUSINESS UNDER THE NAME BVS (NY) ORS 11-10, INC.

      MMI (SC) QRS 11-11, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF SOUTH CAROLINA AND DOING BUSINESS UNDER THE NAME MMI (SC) QRS 11-11, INC.

      QRS 11-12 (FL), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA AND DOING BUSINESS UNDER THE NAME QRS 11-12 (FL), INC.

      QRS 11-14 (NC), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA AND DOING BUSINESS UNDER THE NAME QRS 11-14, (NC), INC.

      BOOKS (CT) QRS 11-15, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CONNECTICUT AND DOING BUSINESS UNDER THE NAME BOOKS (CT) QRS 11-15, INC.

      QRS 11-17 (NY), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK AND DOING BUSINESS UNDER THE NAME QRS 11-17 (NY), INC.

      BBC (NE) QRS 11-18, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF NEBRASKA AND DOING BUSINESS UNDER THE NAME BBC (NE) QRS 11-18, INC.

      UNITECH (IL) QRS 11-19, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS AND DOING BUSINESS UNDER THE NAME UNITECH (IL) QRS 11-19, INC.

      QRS 11-20 (UT), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF UTAH AND DOING BUSINESS UNDER THE NAME QRS 11-20.
(UT), INC.

      SFC (TN) QRS 11-21, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TENNESSEE AND DOING BUSINESS UNDER THE NAME SFC (TN) QRS 11-21, INC.

      PETS (TX) QRS 11-23, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS AND DOING BUSINESS UNDER THE NAME PETS (TX) QRS 11-23, INC.

      ELWA-BV (NY) QRS 11-24, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK AND DOING BUSINESS UNDER THE NAME ELWA-BV (NY) QRS 11-24, INC.

      GENA (CA) QRS 11-25, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME GENA (CA) QRS 11-25, INC.

      BN (MA) QRS 11-26, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF MASSACHUSETTS AND DOING BUSINESS UNDER THE NAME BN (MA) QRS 11-26, INC.

      QRS 11-27 (OH), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO AND DOING BUSINESS UNDER THE NAME QRS 11-27
(OH), INC.

      ALP (TX) QRS 11-28, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS AND DOING BUSINESS UNDER THE NAME ALP (TX) QRS 11-28, INC.

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                           SUBSIDIARIES OF REGISTRANT
                                   (CONTINUED)

      QRS 11-29 (TX), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS AND DOING BUSINESS UNDER THE NAME QRS 11-29
(TX), INC.

      CFP (MD) ORS 11-30, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND AND DOING BUSINESS UNDER THE NAME CFP (MD) QRS 11-30, INC.

      NEENAH (WI) QRS 11-31, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF WISCONSIN AND DOING BUSINESS UNDER THE NAME NEENAH (WI) QRS 11-31, INC.

      CTC (VA) QRS 11-32, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF VIRGINIA AND DOING BUSINESS UNDER THE NAME CTC (VA) QRS 11-32, INC.

      CFP (MD) QRS 11-33, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND AND DOING BUSINESS UNDER THE NAME CFP (MD) ORS 11-33, INC.

      ADS (CA) QRS 11-34, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME ADS (CA) QRS 11-34, INC.

      DELMO (PA) QRS 11-36, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF PENNSYLVANIA AND DOING BUSINESS UNDER THE NAME DELMO (PA) QRS 11-36, INC.

      CARDS (CA) QRS 11-37, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME CARDS (CA) QRS 11-37, INC.

      SFC (TX) QRS 11-38, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS AND DOING BUSINESS UNDER THE NAME SFC (TX) QRS 11-38, INC.

      QRS 12-14 (AL), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF ALABAMA AND DOING BUSINESS UNDER THE NAME QRS 12-14 (AL), INC.

      AUTO (FL) QRS 11-39, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA AND DOING BUSINESS UNDER THE NAME AUTO (FL) QRS 11-39, INC.

      CPFLOAN (MD) QRS 11-40, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND AND DOING BUSINESS UNDER THE NAME CPFLOAN (MD) QRS 11-40, INC.

      QRS 11-PAYING AGENT, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK AND DOING BUSINESS UNDER THE NAME QRS 11-PAYING AGENT, INC.

      ADS2 (CA) QRS 11-41, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME ADS2 (CA) QRS 11-41, INC.

      MICRO (CA) QRS 11-43, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME MICRO (CA) QRS 11-43, INC.

      HUM (DE) QRS 11-45, INC. A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME HUM (DE) QRS 11-45, INC.

      COMP (TX) QRS 11-42, INC. A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME COMP (TX) QRS 11-42, INC.

      OVEN (DE) QRS 11-46, INC. A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME OVEN (DE) QRS 11-46, INC.

      SCAN (OR) QRS 11-47, INC. A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME SCAN (OR) QRS 11-47, INC.

      TSR (TX) QRS 11-48, INC. A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME TSR (TX) QRS 11-48, INC.

      LOGIC (UK) QRS 11-49, INC. A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME LOGIC (UK) QRS 11-49, INC.

      CIP FINANCE COMPANY (UK) QRS 11-50, INC. A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME CIP FINANCE COMPANY (UK) QRS 11-50, INC.

      ISA JERSEY QRS 11-51, INC. A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME ISA JERSEY QRS 11-51, INC.

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                           SUBSIDIARIES OF REGISTRANT
                                   (CONTINUED)

      PACK (UK) QRS 11-52, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME PACK (UK) QRS 11-52, INC.

      UK PACK LLC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME UK PACK LLC.

      LEARN (IL) QRS 11-53, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME LEARN (IL) QRS 11-53 INC.

      BEST (MULTI) QRS 11-55, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME BEST (MULTI) QRS 11-55, INC.

      PLEX (WI) QRS 11-56 INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME PLEX (WI) QRS 11-56 INC.

      WISCO (WI) LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME WISCO (WI) LIMITED PARTNERSHIP.

      BN (CT) QRS 11-57, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME BN (CT) QRS 11-57, INC.

      BN (MA) QRS 11-58, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME BN (MA) QRS 11-58, INC.

      BVNY (DE) MM QRS 11-63 INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME BVNY (DE) MM QRS 11-63 INC.

      CC ILVA GP QRS 11-66 INC, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME CC ILVA GP QRS 11-66 INC.

      CC ILVA LP., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME CC ILVA LP.

      CCARE (MULTI) GP QRS 11-60 INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME CCARE (MULTI) GP QRS 11-60 INC.

      GR (TX) QRS 11-67, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME GR (TX)GP QRS 11-67, INC.

      GR (TX) LP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME GR (TX)LP.

      MM (UT) QRS 11-59, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME MM (UT) QRS 11-59, INC.

      PET (TX) LP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME PET (TX) LP.

      PET (TX) GP QRS 11-62, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME PET (TX) GP QRS 11-62, INC.

      SF (TX) GP QRS 11-61, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME SF (TX) GP QRS 11-61, INC.

      SF (TX) LP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME SF (TX) LP.

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                           SUBSIDIARIES OF REGISTRANT
                                   (CONTINUED)

      ST (TX) LP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME ST (TX) LP.

      ST (TX) GP QRS 11-63, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME ST (TX)GP QRS 11-63, INC.

      USW (AZ) QRS 11-68, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME USW (AZ) QRS 11-68, INC.

      UTI (IL) LP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME UTI (IL) LP.

      UTI (IL) GP QRS 11-69, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME UTI (IL)GP QRS 11-69, INC.

      BVS (NY) QRS 11-64 INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME BVS (NY) QRS 11-64 INC.